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                                                                   Exhibit 10.11

[LOGO OF UNITED STATES POSTAL SERVICE]

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          AMENDMENT TO SOLICITATION                                                                          Amendment No.
                                                                                                                     2
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                                                                                    Page 1                   of   1
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                                                 1. Solicitation Amendment Pursuant To
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a. Solicitation No.           b.  Date of Solicitation   c.  Contract No.           d. Begin Contract Term   e.  End Contract Term
    HQ-2001-12                           04-23-01                                          08-27-01                  08-27-06
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f. For Mail Service           City & State                                          City & State
   in or Between                                VARIOUS POINTS
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2. Bidder/Offeror Name and Address (Print or Type)                                  3.Issued By
                                                                                    Marilyn Davis
All Offerors                                                                        U S Postal Service
                                                                                    475 L'Enfant Plaza
                                                                                    Room 4900
                                                                                    Washington DC 20260-6210
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                                                                                    4. Date Issued
                                                                                                         05-04-01
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5. Description of Amendment Modification
The solicitation is amended as follows:

Add Minneapolis, MN (MSP) to Package 7.

Attachment B, Package 1: Los Angeles - USPS will not provide space for the Terminal Handling Services contract.
Attachment B, Package 1: Oakland - USPS will provide space for the Terminal Handling Services contract.
Attachment A, Package 3: Change DFW Destinating Volume to 133,380.
Attachment B, Package 3: Change DFW Destlnating Volume to 133,380.
Attachment B, Package 4: Reno - Supplier must submit technical and cost proposals - a) for supplier provided facility and b) a proposal for a USPS provided facility.
Attachment D, Package 2, TYS - Change Minimum AMJ, DEMI, LD3 Air Containers to 10 and Maximum AMJ, DEMI, LD3 Air Containers to 20
Attachment E, Package 2, TYS - Change "Ground Handler Delivers Mail to AMC /AMF / Truck " time to 20.50
Attachment E, Package 3, Change DFW Destinating Volume to 133, 380 lbs., change minimum AMJ, Demi, LD3 Air Containers to 63, change maximum AMJ, Demi, LD3 Air Containers 73.

The following SCA Wage Determinations are hereby added to the solicitation:
Columbus, OH; Birmingham, AL; Sioux Falls, SD; Minneapolis, MN; Sacramento, CA (added as PDF file)

Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.
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6. The above numbered solicitation is amended as set forth in Block 5.
     Note:  Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods by:
            a.   Signing and returning one copy of the amendment;
            b.   Acknowledging receipt of this amendment on each copy of the bid/proposal submitted; or
            c.   Submitting separate letter or telegram which includes a reference to the solicitation and amendment numbers.

     FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED
     FOR RECEIPT OF BIDS/PROPOSALS MAY RESULT IN REJECTION OF YOUR BID/PROPOSAL.

     If, by virtue of this amendment, you desire to change a bid/proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

[_] If this box is checked, the date and time specified for receipt of the bid/proposal is extended to: 4:00 P.M.___________________
                                                                                                                 Date           Time
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                         7. Bidder/Offeror                                               8. U.S. Postal Service
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The receipt of this Amendment to Solicitation is hereby             The U.S. Postal Service has hereby issued this Amendment to
acknowledge:                                                        Solicitation

 /s/ Brain T. Bauer  5/22/01                                          /s/ Marilyn Davis                              05/04/01
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        (Signature of Bidder/offeror)           (Date)                       (Signature of Contracting Officer)       (Date)

 Brian T. Bauer/President                                           Marilyn Davis
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        (Name and Title of bidder/offeror)                                   (Title of Contracting Officer)

                                                                    Purchasing Specialist
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PS FORM 7330, October 1994
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